UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




                                 April 23, 2001
                                ----------------
                                 Date of Report



                                 Rent-Way, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)




    Pennsylvania                   000-22026                    25-1407782
---------------------     -------------------------       ----------------------
(State or other            (Commission File Number)       (IRS Employer
  jurisdiction of                                            Identification No.)
         corporation)





 One RentWay Place, Erie, Pennsylvania                        16505
-------------------------------------------------------------------------------
(Address of principal executive offices)                    Zip Code



Registrant's telephone number, including area code:      (814) 455-5378
                                                     --------------------------

Item 5.           Other Events

                    RentWay Hires Veteran Marketing Executive

     ERIE, Pa., April 23 /PRNewswire Interactive News Release/ -- Rent-Way Inc. (NYSE: RWY - news) announced today --- ---- that it has hired Roger Zwingler as Vice President - Advertising and Marketing. Mr. Zwingler was previously Director, Marketing Services for the North American Tire Division at Goodyear Tire and Rubber, Akron, Ohio.

Mr. Zwingler stated, "This company has tremendous growth potential. It has great leadership, a unique culture and the assets to support continued expansion and industry dominance. I am eager to build on Rent-Way's reputation as a strong innovator and national brand."

He brings to Rent-Way a 28 year track record at a Fortune 200 corporation. Mr. Zwingler has spent his career developing and implementing numerous successful programs and new product introductions. His responsibilities have included North American advertising and brand management, strategic planning and supervision of multiple outside agencies.

William E. Morgenstern, Rent-Way's chairman and CEO, noted, "There are many similarities between the Rent-Way and Goodyear distribution systems. Roger Zwingler's experience overseeing marketing for 3,500 Goodyear stores is a great addition to our strong operating team. He adds more major-league experience to Rent-Way's senior management as we prepare for our next growth phase." Rent-Way is the second largest operator of rental-purchase stores in the United States. Rent-Way rents quality name brand merchandise such as home entertainment equipment, computers, furniture and appliances from 1,135 stores in 42 states.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 Rent-Way, Inc.
                       -----------------------------------
                                  (Registrant)





       April 23, 2001                          /s/William E. Morgenstern
-------------------------------            -------------------------------------
            Date                                        (Signature)
                                                  William E. Morgenstern
                                            Chairman and Chief Executive Officer





       April 23, 2001                           /s/William A. McDonnell
-------------------------------            -------------------------------------
            Date                                         (Signature)
                                                   William A. McDonnell
                                      Vice President and Chief Financial Officer